TCW ETF TRUST

(the “Trust”)

TCW Transform 500 ETF
TCW Transform Systems ETF
TCW Transform Supply Chain ETF
TCW Artificial Intelligence ETF
TCW Compounders ETF
(each, a “Fund” and a series of the Trust)

Supplement dated May 17, 2024
to each Fund’s Prospectus
and Statement of Additional Information (the “SAI”)1

Effective as of the open of trading on May 30, 2024 (the “Effective Date”), the listing exchange for shares of each of TCW Transform 500 ETF (ticker: VOTE), TCW Transform Systems ETF (ticker: NETZ) and TCW Transform Supply Chain ETF (ticker: SUPP) will be changed from Cboe BZX Exchange, Inc. to New York Stock Exchange LLC (“NYSE”). In addition, effective as of the Effective Date, the listing exchange for shares of each of TCW Artificial Intelligence ETF (ticker: AIFD) and TCW Compounders ETF (ticker: GRW) will be changed from NYSE Arca, Inc. to NYSE.

Accordingly, as of the Effective Date, the following changes are made:

1.	all references to “Cboe BZX Exchange, Inc.” and “Cboe” in the Prospectus and SAI of each of TCW Transform 500 ETF, TCW Transform Systems ETF and TCW Transform Supply Chain ETF are deleted and replaced with “New York Stock Exchange LLC” and “NYSE”, respectively; and

2.	all references to “NYSE Arca, Inc.” and “NYSE Arca” in the Prospectus and SAI of each of TCW Artificial Intelligence ETF and TCW Compounders ETF are deleted and replaced with “New York Stock Exchange LLC” and “NYSE”, respectively.

Shareholders of each Fund should retain this Supplement for future reference.

1 The Prospectus of each of TCW Transform 500 ETF, TCW Transform Systems ETF and TCW Transform Supply Chain ETF is dated March 1, 2024. The SAI of each of TCW Transform 500 ETF, TCW Transform Systems ETF and TCW Transform Supply Chain ETF is dated March 1, 2024, as revised on March 12, 2024, March 13, 2024 and May 3, 2024. The Prospectus and SAI of each of TCW Artificial Intelligence ETF and TCW Compounders ETF is dated May 3, 2024.